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LIST OF SUBSIDIARIES                                                Exhibit 21.1
COLONIAL REALTY LIMITED PARTNERSHIP

                                                                             JURISDICTION OF
                           NAME                                                 FORMATION
------------------------------------------------------------                 ---------------
A. Colonial Properties Services Limited Partnership                              Delaware
B. Colonial Properties Services, Inc. (CPSI)                                     Alabama
           1.    Heathrow 4, LLC                                                 Delaware
           2.    Heathrow Oakmonte, LLC                                          Delaware
           3.    The Colonnade/CLP Management LLC                                Delaware
           4.    Colonial CPSI Colonnade LLC                                     Delaware
           5.    Colonnade Properties LLC                                        Delaware
C. Parkway Place Limited Partnership                                             Alabama
D. CRLP Metorwest LLC                                                            Delaware
E. CMS/Colonial Joint Venture Limited Partnership                                Alabama
           1.    Mountain Brook Manager, Inc.                                    Alabama
           2.    Mountain Brook Manager, LLC                                     Alabama
           3.    Mountian Brook, LLC                                             Alabama
           4.    River Hills Manager, Inc.                                       Delaware
           5.    River Hills Manager, LLC                                        Delaware
           6.    River Hills, LLC                                                Delaware
           7.    Cahaba Manager, LLC                                             Alabama
           8.    Cahaba, LLC                                                     Alabama
           9.    Barrington Manager, LLC                                         Georgia
           10.   Barrington, LLC                                                 Georgia
           11.   Stockbridge Manager, LLC                                        Georgia
           12.   Stockbridge, LLC                                                Georgia
F.         CMS/Colonial Joint Venture II Limited Partnership                     Alabama
           1.    Inverness I Manager, LLC                                        Alabama
           2.    Inverness I, LLC                                                Alabama
           3.    Inverness II Manager, LLC                                       Alabama
           4.    Inverness II, LLC                                               Alabama
           5.    Rocky Ridge Manager, LLC                                        Alabama
           6.    Rocky Ridge, LLC                                                Alabama
           7.    Hillwood Manager, LLC                                           Alabama
           8.    Hillwood, LLC                                                   Alabama
G.         Heathrow E, LLC                                                       Delaware
H.         Heathrow F, LLC                                                       Delaware
I.         Heathrow 3, LLC                                                       Delaware
J.         Heathrow G, LLC                                                       Delaware
K.         Heathrow 6, LLC                                                       Delaware
L.         Heathrow I, LLC                                                       Delaware
M.         Highway 150, LLC                                                      Alabama
N.         600 Building Partnership                                              Alabama
O.         Colonial/Polar BEK Management Company                                 Alabama
P.         CRLP Quarry Oaks LLC                                                  Delaware
Q.         CRLP Mallard Creek LLC                                                Delaware
R.         CRLP Research Place LLC                                               Delaware
S.         CRLP Wynn Drive LLC                                                   Delaware
T.         CS Pines Plaza, LLC                                                   Delaware
U.         CS College Parkway, LLC                                               Delaware

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LIST OF SUBSIDIARIES                                                Exhibit 21.1
COLONIAL REALTY LIMITED PARTNERSHIP

V.         CP Deerfield, LLC                                                     Delaware
W.         CP Deerfield Manager, Inc.                                            Delaware
X.         CP Pembroke Pines, LLC                                                Delaware
Y.         CP Pembroke Pines Manager LLC                                         Delaware
Z.         CRLP Arringdon Park Drive LLC                                         Delaware
AA.        CRLP Kingwood Drive LLC                                               Delaware
BB.        CRLP Bradford Creek Trail LLC                                         Delaware
CC.        CRLP Pleasant Hill Road LLC                                           Delaware
DD.        CRLP Plantation Trace Drive LLC                                       Delaware
EE.        CRLP Preson Woods Trail LLC                                           Delaware
FF.        CRLP Veranda Chase Drive LLC                                          Delaware
GG.        CRLP South Creek Drive LLC                                            Delaware
HH.        CRLP Shannopin Drive LLC                                              Delaware
II.        G & I III Madison, LLC                                                Delaware
JJ.        G & I III Meadows, LLC                                                Delaware
KK.        G & I III Colony Woods, LLC                                           Delaware
LL.        G & I IV Cunningham LP                                                Delaware
MM.        Parkside Drive LLC                                                    Tennessee
NN.        CRLP VOP, LLC                                                         Delaware
           1.    VOP Beltline Limited Partnership                                Delaware
OO.        G & I Rancho Viejo LLC                                                Delaware
PP.        G & I La Entrada LLC                                                  Delaware
QQ.        G & I Arabian Trails LLC                                              Delaware
RR.        G & I III Investment Residential Portfolio LLC                        Delaware
           1.    G & I Residential Portfolio LLC                                 Delaware
           2.    G & I Casa Lindas LLC                                           Delaware
           3.    G & I Colonial Del Rio LLC                                      Delaware
           4.    G & I Desert Lakes LLC                                          Delaware
           5.    G & I Fairway Crossing LLC                                      Delaware
           6.    G & I Pinnacle High Desert LLC                                  Delaware
           7.    G & I Pinnacle Estates LLC                                      Delaware
           8.    G & I Pinnacle Flamingo West LLC                                Delaware
           9.    G & I Pinnacle Heights LLC                                      Delaware
           10.   G & I Pinnacle High Resort LLC                                  Delaware
           11.   G & I Posada Del Este LLC                                       Delaware
           12.   G & I Springhill LLC                                            Delaware
           13.   G & I Talavera LLC                                              Delaware
           14.   G & I Hacienda del Rio, LP                                      Delaware
SS.        CMS Bayshore Associates Limited Partnership                           Florida
TT.        CMS Palma Sola Associates Limited Partnership                         Florida
UU.        CMS Brentwood, LLC                                                    Delaware
VV.        CMS Hendersonville, LLC                                               Delaware
WW.        The Colonnade/CLP LLC                                                 Delaware